UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023 (August 7, 2023)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On August 7, 2023, The Williams Companies, Inc. (the “Company”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K and Exhibit 99.1 attached hereto are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01.	Other Events.

On August 7, 2023, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with CIBC World Markets Corp., MUFG Securities Americas Inc., RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) of $350 million aggregate principal amount of its 5.400% Senior Notes due 2026 (the “New 2026 Notes”) and $900 million aggregate principal amount of its 5.300% Senior Notes due 2028 (the “2028 Notes” and, together with the New 2026 Notes, the “Notes”). The New 2026 Notes are an additional issuance of the Company’s 5.400% Senior Notes due 2026 issued on March 2, 2023 and will trade interchangeably with the $750 million aggregate principal amount of such notes that were issued on such date. The Underwriting Agreement is filed as Exhibit 1.1 to this report.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-253451) of the Company (the “Registration Statement”) and the prospectus supplement dated August 7, 2023 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on August 9, 2023. The Offering is expected to close on August 10, 2023. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Offering pursuant to the Registration Statement is filed as Exhibit 5.1 to this report.

The Notes will be issued pursuant to an Indenture, dated as of December 18, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented, in the case of the 2026 Notes, by the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), dated as of March 2, 2023, between the Company and the Trustee, and, in the case of the 2028 Notes, by the Eighth Supplemental Indenture (the “Eighth Supplemental Indenture”), to be dated as of August 10, 2023, between the Company and the Trustee. The 2026 Notes will be represented by a global security, the form of which is included as an exhibit to the Seventh Supplemental Indenture. The form of Seventh Supplemental Indenture and the form of the 2026 Notes were filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K, dated March 2, 2023, filed with the SEC on March 2, 2023. The 2028 Notes will be represented by a global security, the form of which is included as an exhibit to the Eighth Supplemental Indenture. The form of Eighth Supplemental Indenture and the form of the 2028 Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 7, 2023, by and among The Williams Companies, Inc. and CIBC World Markets Corp., MUFG Securities Americas Inc., RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Eighth Supplemental Indenture, to be dated August 10, 2023, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 5.300% Senior Notes due 2028 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Offering.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Press Release dated August 7, 2023.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Dated: August 10, 2023	By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Corporate Secretary